SEMIANNUAL REPORT January 31, 2003

                                    Nuveen
                                Closed-End
                           Exchange-Traded
                                     Funds

                                              NUVEEN SENIOR
                                              INCOME FUND
                                              NSL

PHOTO OF: Girl and boy playing
PHOTO OF: Man and girl using laptop

                       HIGH CURRENT INCOME
                       FROM A PORTFOLIO OF
                    SENIOR CORPORATE LOANS

Logo: NUVEEN Investments

RECEIVE YOUR
       NUVEEN
          FUND
        UPDATES
    FASTER
         THAN EVER!

By registering for online access, you can view and save on your computer the Fund information you currently receive in the mail. This information then can be retrieved any time, and you can select only the specific pages you want to view or print.

Once you sign up, you'll receive an e-mail notice the moment Fund reports are ready. This notice will contain a link to the report - all you have to do is click on the internet address provided. You'll be saving time, as well as saving printing and distribution expenses for your Fund.

Registering for electronic access is easy and only takes a few minutes. (see instructions at right)

Your e-mail address is strictly confidential and will not be used for anything other than notifications of shareholder information.

And if you decide you don't like receiving your reports electronically, it's a simple process to go back to regular mail delivery.

Logo: NUVEEN Investments

  SIGN UP TODAY -- HERE'S ALL YOU NEED TO DO...

  IF YOUR NUVEEN FUND DIVIDENDS AND STATEMENTS

  COME FROM YOUR FINANCIAL ADVISOR OR BROKERAGE ACCOUNT,

  FOLLOW THE STEPS OUTLINED BELOW:

1    Go to WWW.INVESTORDELIVERY.COM

2 Look at the address sheet that accompanied this report. Enter the personal 13-CHARACTER ENROLLMENT NUMBER imprinted near your name on the address sheet.

3 You'll be taken to a page with several options. Select the NEW ENROLLMENT-CREATE screen. Once there, enter your e-mail address (e.g. yourID@providerID.com), and a personal, 4-digit PIN of your choice. (Pick a number that's easy to remember.)

4 Click Submit. Confirm the information you just entered is correct, then click Submit again.

5 You should get a confirmation e-mail within 24 hours. If you do not, go back through these steps to make sure all the information is correct.

6 Use this same process if you need to change your registration information or cancel internet viewing.


  IF YOUR NUVEEN FUND DIVIDENDS AND STATEMENTS

  COME DIRECTLY TO YOU FROM NUVEEN,

  FOLLOW THE STEPS OUTLINED BELOW:

1  Go to WWW.NUVEEN.COM

2 Select the Access Account tab. Select the E-REPORT ENROLLMENT section. Click on Enrollment Page.

3 You'll be taken to a screen that asks for your Social Security number and e-mail address. Fill in this information, then click Enroll.

4 You should get a confirmation e-mail within 24 hours. If you do not, go back through these steps to make sure all the information is correct.

5 Use this same process if you need to change your registration information or cancel internet viewing.

Photo of: Timothy R. Schwertfeger
Chairman of the Board

Sidebar text: "I URGE YOU TO CONSIDER RECEIVING FUTURE FUND REPORTS AND OTHER
FUND INFORMATION BY E-MAIL AND THE INTERNET .....SEE THE INSIDE FRONT COVER OF
THIS REPORT FOR STEP-BY-STEP INSTRUCTIONS."

Dear SHAREHOLDER

I am happy to report that during the period covered by this report the Nuveen Senior Income Fund performed well relative to its peer group and continued to provide attractive monthly income from a portfolio of senior corporate loans.

The past few years have been difficult ones for many who invest in the equities or loans issued by corporate America. As we have noted in past reports, your Fund has not been immune from these larger market forces. Nevertheless, we have been working through this period by taking a number of steps that we think have improved the structure of the portfolio and its ability to take advantage of the limited opportunities the market has presented. We are now beginning to see some encouraging signs that this work is starting to pay off. More detailed information on your Fund's management strategies and performance can be found in the Portfolio Managers' Perspective and on the Performance Overview pages within this report. Please take the time to read them.

In spite of recent market conditions, we continue to believe that an investment like your Nuveen Fund also may offer opportunities to reduce the risk of your overall investment portfolio. This is because the prices of senior loans may move differently than the prices of the common stocks, mutual funds or other investments you may own. Since one part of your portfolio may be going up when another is going down, portfolio diversification may reduce your overall risk. Your financial advisor can explain the advantages of portfolio diversification in more detail. I urge you to contact him or her soon for more information on this important investment strategy.

I also urge you to consider receiving future Fund reports and other Fund information by e-mail and the Internet. Not only will you be able to receive the information faster, but this also may help lower your Fund's expenses. Sign up is quick and easy - see the inside front cover of this report for step-by-step instructions.

For more than 100 years, Nuveen has specialized in offering quality investments such as your Nuveen Fund to those seeking to accumulate and preserve wealth. Our commitment to careful research, constant surveillance and judicious trading by a seasoned portfolio management team has never been stronger. Our mission continues to be to assist you and your financial advisor by offering the investment solutions and services that can help you meet your financial objectives. We thank you for choosing us as a partner as you work toward that goal.

Sincerely,


/s/ Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board

March 17, 2003

Nuveen Senior Income Fund (NSL)


Managers' PERSPECTIVE

The Nuveen Senior Income Fund is managed by Gunther Stein, Lenny Mason and Deepak Gulrajani of Symphony Asset Management, LLC an affiliate of Nuveen Investments, LLC. This team has more than 30 years of combined investment management experience, much of it in evaluating and purchasing senior corporate loans and other high yield debt. Here the team from Symphony reviews the prevailing economic conditions and performance of NSL for the period ended January 31, 2003.

WHAT HAS BEEN THE GENERAL MARKET ENVIRONMENT FOR SENIOR CORPORATE DEBT OVER THE REPORTING PERIOD?

The Fund continued to experience the effects of the general economic slowdown that has impacted the world's capital markets for the last two years. Continued lackluster corporate capital spending, lower-than-expected corporate earnings, decreasing consumer confidence and increasing concerns over a war with Iraq have all affected the general market environment. In particular, the accounting scandals and the increased number of distressed securities and defaults has negatively impacted the leveraged loan market since mid 2002.

However, despite this mood of uncertainty and uneasiness, the leveraged loan market did manage a modest rebound toward the end of 2002 and into January 2003 as consumer confidence grew and investors' appetites for leverage loans strengthened. The CSFB Leveraged Loan Index, a benchmark consisting of approximately $150 billion of tradable term loans with at least one year to maturity and rated BBB or lower, posted a 1.72% return for the month of November 2002, the highest monthly return in almost eight years.

IN THIS ENVIRONMENT, HOW DID NSL PERFORM?

For the twelve-month period ended January 31, 2003, the Nuveen Senior Income Fund produced a total return on net asset value (NAV) of 3.91%. This compares with a 1.99% total return posted by the CSFB Leverage Loan Index.

Overall, the Fund's performance has improved despite the steady decline of interest rates. This was led by the solid performance of several holdings within the aerospace, auto and leisure sectors, including Federal Mogul, Tenneco, and Fitness Holdings Worldwide. However, these results were offset to a certain degree by subpar performance of some of the Fund's holdings within the telecommunications, cable and retail sectors as companies in this part of the economy continued to wrestle with overcapacity concerns and slowing rates of growth. Specific credits with subpar performance during this period include Airgate PCS, Micro Warehouse, Century Cable, and Kmart.

WHAT STRATEGIES DID YOU EMPLOY IN MANAGING THE FUND?

Our team continues to follow a value-oriented management strategy. We focused on finding what we judged to be high-quality loans with tangible assets to back them up. We used a discipline that began with a fundamental approach to evaluating cash flow and asset quality and then leveraged Symphony's extensive quantitative evaluation and signaling tools to evaluate specific securities. We purchased some discounted loans with what we believed was strong asset coverage. We think this will allow for future price appreciation. We also looked for loans with higher than average London Interbank Offered Rate (LIBOR) spreads. Additionally, we focused on improving the overall structure of the Fund's portfolio by attempting to eliminate positions which we thought had limited upside potential, significant downside risk or low yields.

WHAT IS YOUR STRATEGY GOING FORWARD?

Our outlook for the senior loan market is guardedly optimistic. While the foundation for a stronger economy in 2003 has been established, geo-political shocks remain a threat. Absent a long, difficult battle in Iraq and further terrorist attacks in the U.S., we feel that the economy should steadily improve throughout 2003. We generally favor the gaming, consumer products and industrial segments as asset levels remain strong and profitability is expected to stabilize.

More generally, we are optimistic about the prospects for an improvement in the underlying fundamentals of the senior loan market. If the economy continues to recover, default risks may subside and interest rates may begin to climb, which may allow leveraged companies to enjoy significant improvements in earnings power and valuations. This, in turn, may lead to an increase the NAV of the portfolio.

Our renewed optimism for the senior loan asset class is based on three key tenets: 1) an economic recovery may lead to a decrease in default rates, 2) improved capital market conditions may provide increased liquidity and refinancings, which may help companies in the leveraged loan universe; and 3) if an economic recovery does materialize, interest rates may trend higher - a positive for the asset class as leveraged loans are floating rate instruments.

Nuveen Senior Income Fund

Performance
  OVERVIEW As of January 31, 2003

NSL

PORTFOLIO STATISTICS
--------------------------------------------------
Share Price                                  $7.51
--------------------------------------------------
Common Share Net Asset Value                 $7.27
--------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                      $216,370
--------------------------------------------------

                                        % OF TOTAL
TOP 5 ISSUERS                          INVESTMENTS
--------------------------------------------------
MGM Grand                                     3.3%
--------------------------------------------------
Mandalay Resort Group                         2.5%
--------------------------------------------------
Fitness Holdings Worldwide, Inc.              2.4%
--------------------------------------------------
HCA, Inc.                                     2.4%
--------------------------------------------------
Dr. Pepper/Seven UP Bottling Group, Inc.      2.2%
--------------------------------------------------

                                        % OF TOTAL
TOP 5 INDUSTRIES                       INVESTMENTS
--------------------------------------------------
Hotels, Motels, Inns & Gaming                13.0%
--------------------------------------------------
Beverage, Food & Tobacco                      9.3%
--------------------------------------------------
Printing & Publishing                         7.9%
--------------------------------------------------
Containers, Packaging & Glass                 5.6%
--------------------------------------------------
Automotive                                    5.2%
--------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
INCEPTION DATE 10/99
--------------------------------------------------
                              Market           NAV
--------------------------------------------------
1-Year                         9.32%         3.91%
--------------------------------------------------
Since Inception                 .58%         1.35%
--------------------------------------------------

Bar Chart:
2002-2003 MONTHLY DIVIDENDS PER SHARE
2/02              0.049
3/02              0.049
4/02              0.049
5/02              0.049
6/02              0.049
7/02              0.049
8/02              0.049
9/02              0.047
10/02             0.047
11/02             0.047
12/02             0.043
1/03              0.043

Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
2/1/02            7.4
                  7.5
                  7.3
                  7.46
                  7.43
                  7.5
                  7.42
                  7.48
                  7.6
                  7.72
                  7.58
                  7.8
                  7.71
                  7.78
                  7.81
                  7.76
                  7.81
                  7.94
                  8.01
                  7.94
                  7.76
                  7.65
                  7.36
                  7.27
                  7.1
                  6.86
                  7.15
                  6.94
                  6.73
                  6.85
                  6.9
                  6.86
                  6.79
                  6.84
                  6.78
                  6.84
                  6.65
                  6.59
                  6.4
                  6.43
                  6.39
                  6.38
                  7.04
                  7.21
                  7.1
                  7
                  7.06
                  7.1
                  7.2
                  7.44
                  7.7
                  7.51
1/31/03           7.51

Past performance is not predictive of future results.

Shareholder
           MEETING REPORT

The Shareholder Meeting was held October 23, 2002, in Chicago at Nuveen's headquarters.


                                                                                                          NSL
----------------------------------------------------------------------------------------------------------------------

APPROVAL OF THE BOARD MEMBERS WAS REACHED AS FOLLOWS:
                                                                                                             Preferred
                                                                                                   Common       Shares
                                                                                                   Shares    Series-TH
======================================================================================================================
James E. Bacon
   For                                                                                         28,095,146        1,834
   Withhold                                                                                       711,935           --
----------------------------------------------------------------------------------------------------------------------
   Total                                                                                       28,807,081        1,834
======================================================================================================================
William E. Bennett
   For                                                                                         28,103,695        1,834
   Withhold                                                                                       703,386           --
----------------------------------------------------------------------------------------------------------------------
   Total                                                                                       28,807,081        1,834
======================================================================================================================
Jack B. Evans
   For                                                                                         28,105,680        1,834
   Withhold                                                                                       701,401           --
----------------------------------------------------------------------------------------------------------------------
   Total                                                                                       28,807,081        1,834
======================================================================================================================
Thomas E. Leafstrand
   For                                                                                         28,120,756        1,834
   Withhold                                                                                       686,325           --
----------------------------------------------------------------------------------------------------------------------
   Total                                                                                       28,807,081        1,834
======================================================================================================================
Sheila W. Wellington
   For                                                                                         28,097,336        1,834
   Withhold                                                                                       709,745           --
----------------------------------------------------------------------------------------------------------------------
   Total                                                                                       28,807,081        1,834
======================================================================================================================
William L. Kissick
   For                                                                                                 --        1,834
   Withhold                                                                                            --           --
----------------------------------------------------------------------------------------------------------------------
   Total                                                                                               --        1,834
======================================================================================================================
Timothy R. Schwertfeger
   For                                                                                                 --        1,834
   Withhold                                                                                            --           --
----------------------------------------------------------------------------------------------------------------------
   Total                                                                                               --        1,834
======================================================================================================================


                            Nuveen Senior Income Fund (NSL)

                            Portfolio of
                                    INVESTMENTS January 31, 2003 (Unaudited)

                                                                                      RATINGS*
                                                                                 -----------------
    PRINCIPAL                                                                                             STATED        MARKET
 AMOUNT (000)   DESCRIPTION                                                      MOODY'S       S&P       MATURITY**      VALUE
----------------------------------------------------------------------------------------------------------------------------------
                VARIABLE RATE SENIOR LOAN INTERESTS(1) AND INTEREST
                BEARING SECURITIES - 157.6% (93.1% OF TOTAL ASSETS)

                AEROSPACE/DEFENSE - 6.2% (3.7% OF TOTAL ASSETS)
$       4,912   DeCrane Aircraft Holdings, Inc., Term Loan D                        B2          B+        12/17/06    $3,990,610
        4,194   United Defense Industries, Inc., Term Loan B                       Ba3         BB-        08/13/09     4,208,292
        1,145   Vought Aircraft Industries, Inc., Term Loan A                       NR          NR        06/30/06     1,117,736
          321   Vought Aircraft Industries, Inc., Term Loan B                       NR          NR        07/26/07       312,867
          161   Vought Aircraft Industries, Inc., Term Loan C                       NR          NR        07/26/08       156,555
        3,720   Vought Aircraft Industries, Inc., Term Loan X                       NR          NR        12/31/06     3,645,600
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      13,431,660
----------------------------------------------------------------------------------------------------------------------------------
                AUTOMOTIVE - 8.7% (5.1% OF TOTAL ASSETS)
        1,224   Federal-Mogul Corporation, Term Loan A (b)                          NR          NR        02/24/04       891,582
        5,551   Federal-Mogul Corporation, Term Loan B (b)                          NR          NR        02/24/05     4,071,457
        3,246   Metaldyne Company/Metalync Company, LLC, Term Loan D                B1         BB-        12/31/09     3,136,387
        9,318   MetalForming Technologies, Inc., Term Loan B                        NR          NR        06/30/06     5,590,972
        1,811   Tenneco Auto, Inc., Revolver Loan                                   B2           B        11/04/05     1,286,846
        4,044   Tenneco Auto, Inc., Term Loan A                                     B2           B        11/04/05     3,772,402
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      18,749,646
----------------------------------------------------------------------------------------------------------------------------------
                BEVERAGE, FOOD & TOBACCO - 15.6% (9.1% OF TOTAL ASSETS)
        1,995   Agrilink Foods, Inc., Term Loan B                                  Ba3          B+        08/20/08     1,999,988
        1,392   Cott Corporation, Purchase Money Term Loan                          NR          BB        12/31/06     1,397,584
          176   Cott Corporation, Working Capital Term Loan                         NR          BB        12/31/06       176,770
        3,985   Dean Foods Company, Term Loan B                                    Ba2         BB+        07/15/08     3,987,727
        5,000   Del Monte Corporation, Term Loan B                                 Ba3         BB-        12/20/10     5,041,875
        1,000   Dr. Pepper/Seven UP Bottling Group, Inc., Term Loan A               NR          NR        10/07/06       965,000
        7,149   Dr. Pepper/Seven UP Bottling Group, Inc., Term Loan B               NR          NR        10/07/07     7,054,172
        1,894   Eagle Family Foods, Inc., Term Loan                                 B1           B        12/31/05     1,803,643
        3,133   Flowers Foods, Inc., Term Loan B                                   Ba2        BBB-        03/26/07     3,146,694
        1,970   Interstate Brands Corporation, Term Loan B                         Ba1        BBB-        07/19/07     1,971,970
        3,000   Jack in the Box Inc., Term Loan B                                  Ba2         BB+        07/22/07     3,020,625
        3,142   Merisant Company, Term Loan B                                      Ba3         BB-        03/30/07     3,143,713
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      33,709,761
----------------------------------------------------------------------------------------------------------------------------------
                BROADCASTING/CABLE - 3.8% (2.3% OF TOTAL ASSETS)
        4,000   Century Cable Holdings, LLC, Discretionary Term Loan (b)            NR          NR        12/31/09     2,858,000
        2,000   Century Cable Holdings, LLC, Revolver (b)                           NR          NR        10/25/10     1,426,000
        1,640   Century Cable Holdings, LLC, Revolver (b)                           NR          NR        10/25/10     1,169,320
        3,308   Charter Communications Operating, LLC, Incremental Term Loan        B2           B        09/18/08     2,789,339
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       8,242,659
----------------------------------------------------------------------------------------------------------------------------------
                BROADCASTING/RADIO - 2.5% (1.5% OF TOTAL ASSETS)
        3,733   Citadel Broadcasting Company, Term Loan B                           NR          NR        06/26/09     3,752,000
        1,737   Emmis Communications Corporation, Term Loan B                      Ba2          B+        08/31/09     1,748,633
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       5,500,633
----------------------------------------------------------------------------------------------------------------------------------
                BROADCASTING/TELEVISION - 0.9% (0.5% OF TOTAL ASSETS)
        2,000   Gray Television, Term Loan B                                       Ba3          B+        12/31/10     2,010,417
----------------------------------------------------------------------------------------------------------------------------------
                BUILDINGS & REAL ESTATE - 3.2% (1.9% OF TOTAL ASSETS)
        3,000   D.R. Horton, Inc., Bonds, 7.500%                                   Ba1          BB        12/01/07     3,022,500
        1,995   URS Corporation, Term Loan B                                       Ba3         BB-        08/22/08     1,890,263
        1,975   Williams Scotsman, Inc., Term Loan                                  B1         BB-        12/31/06     1,968,853
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       6,881,616
----------------------------------------------------------------------------------------------------------------------------------


                                       6


                                                                                      RATINGS*
                                                                                 -----------------
    PRINCIPAL                                                                                             STATED        MARKET
 AMOUNT (000)   DESCRIPTION                                                      MOODY'S       S&P       MATURITY**      VALUE
----------------------------------------------------------------------------------------------------------------------------------
                CARGO TRANSPORTATION - 3.7% (2.2% OF TOTAL ASSETS)
$       8,190   North American Van Lines, Inc., Term Loan B                         B1          B+        11/18/07    $7,979,824
----------------------------------------------------------------------------------------------------------------------------------
                CHEMICALS, PLASTICS & RUBBER - 3.8% (2.2% OF TOTAL ASSETS)
        4,942   Buckeye Technologies, Inc., Revolver Loan                           NR          NR        03/31/05     4,666,860
        1,299   CP Kelco ApS, Inc., Term Loan B                                     B3          B+        03/31/08     1,250,041
          435   CP Kelco ApS, Inc., Term Loan C                                     B3          B+        09/30/08       418,780
        1,990   OM Group, Inc., Term Loan C                                         B2          B+        04/01/06     1,875,575
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       8,211,256
----------------------------------------------------------------------------------------------------------------------------------
                CONSTRUCTION MATERIALS - 2.1% (1.2% OF TOTAL ASSETS)
        4,478   Mueller Group, Inc., Term Loan E                                    B1          B+        06/20/08     4,469,664
----------------------------------------------------------------------------------------------------------------------------------
                CONTAINERS, PACKAGING & GLASS - 9.5% (5.6% OF TOTAL ASSETS)
        3,640   Graham Packaging Company, Term Loan B                               B2           B        01/31/06     3,604,329
        3,016   Graham Packaging Company, Term Loan C                               B2           B        01/31/07     2,986,448
        1,990   Greif Bros. Corporation, Term Loan C                               Ba3          BB        08/23/09     1,995,597
        4,846   Smurfit-Stone Container Corporation, Term Loan B                   Ba3          NR        06/30/09     4,797,692
        2,154   Smurfit-Stone Container Corporation, Term Loan C                   Ba3          NR        06/30/09     2,135,000
        1,781   United States Can Company, Term Loan A                              B2           B        01/04/06     1,540,524
        3,956   United States Can Company, Term Loan B                              B2           B        10/04/08     3,417,553
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      20,477,143
----------------------------------------------------------------------------------------------------------------------------------
                DIVERSIFIED MANUFACTURING - 8.5% (5.0% OF TOTAL ASSETS)
        2,190   Blount, Inc., Term Loan B                                           B3           B        06/30/06     2,154,822
        4,049   Dayco Products, LLC, Term Loan B                                   Ba3         BB-        05/31/07     4,004,269
        5,805   Flowserve Corporation, Term Loan C                                 Ba3         BB-        06/30/09     5,790,215
        1,011   GenTek, Inc., Revolver (b)                                          NR          NR        04/30/05       544,997
          335   GenTek, Inc., Term Loan A (b)                                       NR          NR        04/30/05       192,971
          543   GenTek, Inc., Term Loan B (b)                                       NR          NR        04/30/07       315,153
        2,932   GenTek, Inc., Term Loan C (b)                                       NR          NR        10/31/07     1,683,252
        5,365   Western Industries Holding, Inc., Term Loan B                       NR          NR        06/23/06     3,621,692
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      18,307,371
----------------------------------------------------------------------------------------------------------------------------------
                ECOLOGICAL - 0.3% (0.2% OF TOTAL ASSETS)
          630   Stericycle, Inc., Term Loan B                                       B1          BB        09/30/07       632,633
----------------------------------------------------------------------------------------------------------------------------------
                ELECTRONICS & ELECTRONIC SERVICES - 1.9% (1.1% OF TOTAL ASSETS)
        4,000   Sanmina SCI Corporation, Term Loan B                               Ba1          BB        12/23/07     4,025,000
----------------------------------------------------------------------------------------------------------------------------------
                FARMING & AGRICULTURAL - 1.5% (0.9% OF TOTAL ASSETS)
        3,387   Shemin Holdings Corporation, Term Loan B                            NR          NR        01/28/07     3,150,287
----------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 7.0% (4.1% OF TOTAL ASSETS)
        4,489   Community Health Systems, Inc., Term Loan B                         NR          NR        07/16/09     4,474,022
        8,200   HCA, Inc., Bond, 6.910%                                            Ba1        BBB-        06/15/05     8,729,449
        1,973   Triad Hospitals, Inc., Term Loan B                                 Ba3          B+        09/30/08     1,982,714
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      15,186,185
----------------------------------------------------------------------------------------------------------------------------------
                HOTELS, MOTELS, INNS & GAMING - 21.6% (12.8% OF TOTAL ASSETS)
        3,970   Alliance Gaming Corporation, LLC, Term Loan                         B1         BB-        12/31/06     3,993,157
        3,927   Ameristar Casino, Inc., Term Loan B                                Ba3         BB-        12/20/06     3,947,812
        2,394   Argosy Gaming Company, Term Loan B                                 Ba2          BB        07/31/06     2,408,387
        4,700   Mandalay Resort Group, Bond, 6.750%                                Ba3         BB-        07/15/03     4,735,250
        3,000   Mandalay Resort Group, Term Loan                                    NR          NR        08/22/06     2,974,374
        1,245   Mandalay Resort Group, Bond, 6.700%                                Ba2         BB+        11/15/96     1,250,305
        1,000   MGM Grand, Bond, 6.625%                                            Ba1        BBB-        02/01/05     1,035,000
        6,933   MGM Grand, Bond, 6.950%                                            Ba1        BBB-        02/01/05     7,192,988
        3,670   MGM Grand, Bond, 7.250%                                            Ba1        BBB-        10/15/06     3,780,100
        3,359   Park Place Entertainment, Revolver                                  NR        BBB-        12/31/03     3,262,927
        2,443   Park Place Entertainment, Bond, 7.875%                             Ba2         BB+        12/15/05     2,491,860

                                       7

                 Nuveen Senior Income Fund (NSL) (continued)
                      Portfolio of INVESTMENTS January 31, 2003 (Unaudited)


                                                                                      RATINGS*
                                                                                 -----------------
    PRINCIPAL                                                                                             STATED        MARKET
 AMOUNT (000)   DESCRIPTION                                                      MOODY'S       S&P       MATURITY**      VALUE
----------------------------------------------------------------------------------------------------------------------------------
                HOTELS, MOTELS, INNS & GAMING (continued)

$       3,393   Pinnacle Entertainment, Bond, 9.500%                              Caa1        CCC+        08/01/07    $3,079,148
        7,174   Wyndham International, Inc., Increasing Rate Loan                   NR          B-        06/30/04     5,844,842
        1,332   Wyndham International, Inc., Term Loan B                            NR          B-        06/30/06     1,055,263
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      47,051,413
----------------------------------------------------------------------------------------------------------------------------------
                INSURANCE - 5.4% (3.2% OF TOTAL ASSETS)
        9,957   Conseco, Inc., Term Loan (b)                                        NR          NR        12/31/03     7,649,937
        4,775   GAB Robbins North America, Inc., Term Loan B                        NR          NR        12/01/05     4,058,750
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      11,708,687
----------------------------------------------------------------------------------------------------------------------------------
                LEISURE & ENTERTAINMENT - 4.1% (2.4% OF TOTAL ASSETS)
        3,118   Fitness Holdings Worldwide, Inc., Term Loan B                       NR           B        11/02/06     3,032,716
        5,957   Fitness Holdings Worldwide, Inc., Term Loan C                       NR           B        11/02/07     5,792,796
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       8,825,512
----------------------------------------------------------------------------------------------------------------------------------
                MACHINERY - 1.6% (1.0% OF TOTAL ASSETS)
        2,000   Remington Arms Company, Bond, 9.500%                                B3          NR        12/01/03     2,015,000
        1,500   Rexnord, Term Loan                                                  B1          B+        11/25/09     1,511,719
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       3,526,719
----------------------------------------------------------------------------------------------------------------------------------
                NATURAL RESOURCES/OIL & GAS - 2.9% (1.7% OF TOTAL ASSETS)
        4,189   Tesoro Petroleum Corp., Term Loan A                                Ba3          BB        12/31/06     3,874,623
        2,572   Tesoro Petroleum Corp., Term Loan B                                Ba3          BB        12/31/07     2,378,861
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       6,253,484
----------------------------------------------------------------------------------------------------------------------------------
                NON-DURABLE CONSUMER PRODUCTS - 5.1% (3.0% OF TOTAL ASSETS)
        7,445   Norwood Promotional Products, Inc., Term Loan A                     NR          NR        02/01/05     6,141,820
        5,573   Norwood Promotional Products, Inc., Term Loan B                     NR          NR        02/01/05       919,595
        1,459   Norwood Promotional Products, Inc., Term Loan C                     NR          NR        02/01/05        43,763
        3,980   Playtex Products, Inc., Term Loan C                                Ba3         BB-        05/31/09     3,973,160
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      11,078,338
----------------------------------------------------------------------------------------------------------------------------------
                PAPER & FOREST PRODUCTS - 0.2% (0.1% OF TOTAL ASSETS)
        2,131   California Pollution Control Financing Authority, CanFibre of
                 Riverside Project, Bonds (a)(b)(d)                                 NR          NR        07/01/14       303,213
        1,151   California Pollution Control Financing Authority, CanFibre of
                 Riverside Project, Bonds (a)(b)(d)                                 NR          NR        07/01/19       163,735
        7,000   CanFibre of Lackawana, LLC, Construction Loan (a)(b)(c)(e)          NR          NR        12/01/13            --
        1,200   CanFibre of Lackawana, LLC, First Stabilization Fund Letter of
                 Credit (a)(b)(c)(e)                                                NR          NR        12/01/13            --
       10,000   CanFibre of Riverside, Inc., Equity Contribution Letter of
                 Credit (a)(b)(c)(d)                                                NR          NR        07/01/09            --
          533   CanFibre of Riverside, Inc., Working Capital Loan (a)(b)(c)(d)      NR          NR        12/31/02            --
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         466,948
----------------------------------------------------------------------------------------------------------------------------------
                PERSONAL & MISCELLANEOUS SERVICES - 3.8% (2.3% OF TOTAL ASSETS)
        3,560   Adams Outdoor Advertising Limited Partnership, Term Loan B          B1          B+        02/01/08     3,572,608
        2,000   Lamar Media Corp., Incremental Loan C                              Ba2         BB-        02/01/07     2,002,750
        1,679   Weight Watchers International, Inc., Term Loan B                   Ba1         BB-        09/30/06     1,688,277
          995   Weight Watchers International, Inc., Term Loan C                   Ba1         BB-        09/30/06     1,000,461
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       8,264,096
----------------------------------------------------------------------------------------------------------------------------------
                PRINTING & PUBLISHING - 13.2% (7.7% OF TOTAL ASSETS)
        6,835   American Media Operations, Inc., Term Loan C                       Ba3          B+        04/01/07     6,862,907
        2,000   Bell Actimedia, Inc., Term Loan B                                  Ba3         BB-        11/29/09     2,014,583
        3,000   Bell Actimedia, Inc., Term Loan C                                  Ba3         BB-        11/29/10     3,019,500
        3,700   Dex Media East, LLC, Term Loan B                                   Ba3         BB-        11/08/09     3,729,291
        5,000   Media News Group, Term Loan                                         NR          NR        12/31/06     4,912,500
        3,739   PRIMEDIA, Inc., Term Loan B                                         NR           B        06/30/09     3,533,023
        4,500   R.H. Donnelley, Term Loan B                                        Ba3          NR        06/30/10     4,534,875
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      28,606,679
----------------------------------------------------------------------------------------------------------------------------------


                                       8


                                                                                      RATINGS*
                                                                                 -----------------
    PRINCIPAL                                                                                             STATED        MARKET
 AMOUNT (000)   DESCRIPTION                                                      MOODY'S       S&P       MATURITY**      VALUE
----------------------------------------------------------------------------------------------------------------------------------
                RESTAURANTS & FOOD SERVICE - 2.3% (1.4% OF TOTAL ASSETS)
$       4,975   Dominos Pizza, Inc., Term Loan B                                   Ba3         BB-        06/30/08    $4,988,992
----------------------------------------------------------------------------------------------------------------------------------
                RETAIL/CATALOG - 1.1% (0.7% OF TOTAL ASSETS)
        4,575   Micro Warehouse, Inc., Term Loan B                                  NR          NR        01/31/07     2,401,899
----------------------------------------------------------------------------------------------------------------------------------
                RETAIL/SPECIALTY - 1.8% (1.1% OF TOTAL ASSETS)
        3,921   Rite Aid Corporation, Term Loan A                                   B2         BB-        06/27/05     3,861,732
----------------------------------------------------------------------------------------------------------------------------------
                RETAIL/STORES - 1.6% (0.9% OF TOTAL ASSETS)
        4,708   Kmart Corporation, Revolver (a)(b)                                  NR          NR        11/29/03     1,641,516
        1,765   SDM Corporation, Term Loan F                                       Ba1        BBB+        02/04/09     1,769,338
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       3,410,854
----------------------------------------------------------------------------------------------------------------------------------
                TELECOMMUNICATIONS/CELLULAR/PCS - 4.9% (2.9% OF TOTAL ASSETS)
          466   Airgate PCS, Inc., Tranche I Loan                                   NR          NR        06/06/07       295,640
        4,694   Airgate PCS, Inc., Tranche II Loan                                  NR          NR        09/30/08     2,862,866
        9,000   Centennial Cellular Operating Company, LLC, Term Loan A             B3           B        11/30/06     7,339,500
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      10,498,006
----------------------------------------------------------------------------------------------------------------------------------
                TELECOMMUNICATIONS/COMPETITIVE LOCAL EXCHANGE CARRIER (CLEC)
                 - 1.3% (0.8% OF TOTAL ASSETS)
        3,735   RCN Corporation, Term Loan B                                      Caa1        CCC+        06/03/07     2,685,465
        5,000   WCI Capital Corporation, Term Loan B (a)(b)                         NR          NR        09/30/07        85,938
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       2,771,403
----------------------------------------------------------------------------------------------------------------------------------
                TELECOMMUNICATIONS/HYBRID - 0.8% (0.5% OF TOTAL ASSETS)
        1,950   Nextel Communications, Inc., Term Loan A                           Ba3         BB-        12/31/07     1,775,719
----------------------------------------------------------------------------------------------------------------------------------
                TELECOMMUNICATIONS/WIRELESS MESSAGING - 0.6% (0.4% OF
                 TOTAL ASSETS)
          834   Arch Wireless Holding, Inc., Senior Subordinated Secured Notes      NR          NR        05/15/07       812,739
          610   Arch Wireless Holding, Inc., Subordinated Secured Compounding
                 Notes (a)                                                          NR          NR        05/15/09       472,564
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       1,285,303
----------------------------------------------------------------------------------------------------------------------------------
                TEXTILES & LEATHER - 1.2% (0.7% OF TOTAL ASSETS)
        2,632   Norcross Safety Products, LLC, Term Loan                            NR          NR        09/30/04     2,618,768
----------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION/RAIL MANUFACTURING - 1.2% (0.7% OF TOTAL ASSETS)
        2,537   Kansas City Southern Railway Company, Term Loan B                  Ba1         BB+        12/29/06     2,543,593
----------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 3.7% (2.2% OF TOTAL ASSETS)
        2,352   AES Corporation, Term Loan C                                        B2          BB        07/15/05     2,225,954
        1,783   TNP Enterprises, Inc., Term Loan                                   Ba2         BB+        03/30/06     1,773,588
        3,993   Westar Energy, Term Loan B                                          NR          NR        01/01/09     3,928,276
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       7,927,818
----------------------------------------------------------------------------------------------------------------------------------
                Total Variable Rate Senior Loan Interests and Interest Bearing
                 Securities (cost $375,406,448)                                                                      340,831,718
                ------------------------------------------------------------------------------------------------------------------


                                       9


                Nuveen Senior Income Fund (NSL) (continued)
                       Portfolio of INVESTMENTS January 31, 2003 (Unaudited)


                                                                                                               MARKET
 SHARES (000)   DESCRIPTION                                                                                     VALUE
---------------------------------------------------------------------------------------------------------------------
                EQUITIES - 1.9% (1.1% OF TOTAL ASSETS)

                BUILDINGS & REAL ESTATE - 1.8% (1.0% OF TOTAL ASSETS)
          224   Washington Group International, Inc., Equity Shares (a)                                 $   3,623,176
            6   Washington Group International, Inc., Warrants, Series A (a)                                    4,874
            4   Washington Group International, Inc., Warrants, Series B (a)                                    4,202
            4   Washington Group International, Inc., Warrants, Series C (a)                                    1,952
           --   Washington Group International, Inc., Residual Unsecured Claim (a)(f)                         267,530
---------------------------------------------------------------------------------------------------------------------
                                                                                                            3,901,734
---------------------------------------------------------------------------------------------------------------------
                PAPER & FOREST PRODUCTS - 0.0% (0.0% OF TOTAL ASSETS)
                CanFibre of Lackawana, LLC, Income Participation Certificates,
                 13 units (a)(b)(c)(e)                                                                             --
                CanFibre of Riverside, Inc., Income Participation Certificates,
                 17 units (a)(b)(c)(d)                                                                             --
---------------------------------------------------------------------------------------------------------------------
                TELECOMMUNICATIONS/COMPETITIVE LOCAL EXCHANGE CARRIER (CLEC)
                  - 0.0% (0.0% OF TOTAL ASSETS)
                Teligent, Inc., Equity Shares, 50 Shares (a)                                                   52,735
---------------------------------------------------------------------------------------------------------------------
                TELECOMMUNICATIONS/WIRELESS MESSAGING - 0.1%
                 (0.1% OF TOTAL ASSETS)
           99   Arch Wireless Holding, Inc., Equity Shares (a)                                                188,472
---------------------------------------------------------------------------------------------------------------------
                Total Equities (cost $7,995,410)                                                            4,142,941
                -----------------------------------------------------------------------------------------------------


    PRINCIPAL                                                                                  STATED          MARKET
 AMOUNT (000)   DESCRIPTION                                                                  MATURITY           VALUE
---------------------------------------------------------------------------------------------------------------------
                SHORT-TERM INVESTMENTS - 8.2% (4.9% OF TOTAL ASSETS)

$      17,776   State Street Repurchase Agreement, 1.22%, dated 1/31/03, repurchase          02/03/03      17,776,197
                 price $17,776,799, collateralized by U.S. Treasury Note
---------------------------------------------------------------------------------------------------------------------
                Total Short-Term Investments (cost $17,776,197)                                            17,776,197
                -----------------------------------------------------------------------------------------------------
                Total Investments (cost $401,178,055) - 167.7% (99.1% of total assets)                    362,750,856
                -----------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.2%                                                        2,618,880
                -----------------------------------------------------------------------------------------------------
                Borrowings Payable - (47.6)%+                                                            (103,000,000)
                -----------------------------------------------------------------------------------------------------
                Taxable Auctioned Preferred Shares, at Liquidation Value - (21.3)%                        (46,000,000)
                -----------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                           $ 216,369,736
                =====================================================================================================


     NR   Not rated.

     *    Bank loans rated below Baa by Moody's Investor Service, Inc. or BBB by
          Standard & Poor's Group are considered to be below investment grade.

     ** Senior Loans in the Fund's portfolio generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a Borrower to prepay, prepayments of Senior Loans in the Fund's portfolio may occur. As a result, the actual remaining maturity of Senior Loans held in the Fund's portfolio may be substantially less than the stated maturities shown. The Fund estimates that the actual average maturity of the Senior Loans held in its portfolio will be approximately 18-24 months.

     (1) Senior Loans in which the Fund invests generally pay interest at rates which are periodically redetermined by reference to a base short-term, floating lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate ("LIBOR"), (ii) the prime rate offered by one or more major United States banks, and (iii) the certificate of deposit rate. Senior loans are generally considered to be restricted in that the Fund ordinarily is contractually obligated to receive approval from the Agent Bank and/or borrower prior to the disposition of a Senior Loan.

     (a) At or subsequent to January 31, 2003, this issue was non-income producing.

     (b) At or subsequent to January 31, 2003, this issue was under the protection of the federal bankruptcy court.

     (c) Position has a zero cost basis and was acquired as part of a workout program.

     (d) On January 1, 2002, CFRHoldings, Inc. (an entity formed by Nuveen for the benefit of the Nuveen Funds owning various interests in CanFibre of Riverside) took possession of the CanFibre of Riverside assets on behalf of the various Nuveen Funds. CFR Holdings, Inc. has determined that a sale of the facility is in the best interest of shareholders and is proceeding accordingly.

     (e)  In September of 2002, the Erie County Acquisition Corporation, Inc.
          (an entity formed by Nuveen for the benefit of the Nuveen Funds owning various interests in CanFibre of Lackawanna) took possession of the CanFibre of Lackawanna assets on behalf of the various Nuveen Funds.
          Erie County Acquisition Corporation, Inc. had determined that a sale of the facility was in the best interest of shareholders and liquidated its remaining assets.

     (f)  Anticipates future distributions from equities and warrants.

     +    Borrowings payable as a percentage of total assets is 28.1%.


                                 See accompanying notes to financial statements.

Statement of
        ASSETS AND LIABILITIES January 31, 2003 (Unaudited)


--------------------------------------------------------------------------------------------------------
ASSETS
Investments, at market value (cost $401,178,055)                                           $362,750,856
Cash                                                                                             14,258
Receivables:
  Interest                                                                                    2,434,887
  Investments sold                                                                              693,943
Other assets                                                                                     83,760
--------------------------------------------------------------------------------------------------------
      Total assets                                                                          365,977,704
--------------------------------------------------------------------------------------------------------
LIABILITIES
Borrowings payable                                                                          103,000,000
Management fees payable                                                                         123,436
Taxable Auctioned Preferred share dividends payable                                              37,429
Other liabilities                                                                               447,103
--------------------------------------------------------------------------------------------------------
      Total liabilities                                                                     103,607,968
--------------------------------------------------------------------------------------------------------
Taxable Auctioned Preferred shares, at liquidation value                                     46,000,000
--------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                                                     $216,369,736
========================================================================================================
Common shares outstanding                                                                    29,748,210
========================================================================================================
Net asset value per Common share outstanding (net assets applicable
   to Common shares, divided by Common shares outstanding)                                      $  7.27
========================================================================================================
NET ASSETS APPLICABLE TO COMMON SHARES CONSIST OF:
--------------------------------------------------------------------------------------------------------
Common shares $.01 par value per share                                                       $  297,482
Paid-in surplus                                                                             282,644,688
Undistributed net investment income                                                             420,003
Accumulated net realized gain (loss) from investments                                       (28,565,238)
Net unrealized appreciation (depreciation) of investments                                   (38,427,199)
========================================================================================================
Net assets applicable to Common shares                                                     $216,369,736
========================================================================================================
Authorized shares:
   Common                                                                                     Unlimited
   Taxable Auctioned Preferred                                                                Unlimited
========================================================================================================


                                 See accompanying notes to financial statements.

    Statement of
          OPERATIONS Six Months Ended January 31, 2003 (Unaudited)


--------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Interest                                                                                    $10,998,025
Fees                                                                                            179,902
--------------------------------------------------------------------------------------------------------
Total investment income                                                                      11,177,927
--------------------------------------------------------------------------------------------------------
EXPENSES
Management fees                                                                               1,546,692
Taxable Auctioned Preferred Shares - auction fees                                                57,973
Taxable Auctioned Preferred Shares - dividend disbursing agent fees                               3,025
Shareholders' servicing agent fees and expenses                                                   5,981
Interest expense                                                                                911,102
Commitment fees                                                                                 166,531
Custodian's fees and expenses                                                                    94,685
Trustees' fees and expenses                                                                      18,898
Professional fees                                                                               162,431
Shareholders' reports - printing and mailing expenses                                            43,247
Stock exchange listing fees                                                                       8,536
Investor relations expense                                                                       22,878
Other expenses                                                                                   25,574
--------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit and expense waivers                                3,067,553
   Custodian fee credit                                                                          (1,509)
   Expense waivers from the Adviser                                                            (818,837)
--------------------------------------------------------------------------------------------------------
Net expenses                                                                                  2,247,207
--------------------------------------------------------------------------------------------------------
Net investment income                                                                         8,930,720
--------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
Net realized gain (loss) from investments                                                    (3,461,645)
Change in net unrealized appreciation (depreciation) of investments                              24,066
--------------------------------------------------------------------------------------------------------
Net gain (loss) from investments                                                             (3,437,579)
--------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO TAXABLE AUCTIONED PREFERRED SHAREHOLDERS
From net investment income                                                                     (386,884)
--------------------------------------------------------------------------------------------------------
Net increase in net assets applicable to Common shares from operations                      $ 5,106,257
========================================================================================================


                                 See accompanying notes to financial statements.

Statement of
       CHANGES IN NET ASSETS (Unaudited)


                                                                                               SIX MONTHS ENDED          YEAR ENDED
                                                                                                        1/31/03             7/31/02
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                                                               $ 8,930,720        $ 20,176,893
Net realized gain (loss) from investments                                                            (3,461,645)         (7,840,668)
Change in net unrealized appreciation (depreciation) of investments                                      24,066         (13,369,708)
Distributions to Taxable Auctioned Preferred Shareholders:
   From net investment income                                                                          (386,884)         (1,058,165)
   From accumulated net realized gains from investments                                                      --              (5,696)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to Common shares from operations                     5,106,257          (2,097,344)
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income                                                                           (8,210,475)        (20,328,659)
From accumulated net realized gains from investments                                                         --             (61,397)
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares from distributions to Common shareholders         (8,210,475)        (20,390,056)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Net proceeds from Common shares issued to shareholders due to reinvestment of distributions              15,400             304,528
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to Common shares                                    (3,088,818)        (22,182,872)
Net assets applicable to Common shares at the beginning of period                                   219,458,554         241,641,426
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares at the end of period                                        $216,369,736        $219,458,554
====================================================================================================================================
Undistributed net investment income at the end of period                                             $  420,003           $  86,642
====================================================================================================================================


Statement of
        CASH FLOWS Six Months Ended January 31, 2003 (Unaudited)


------------------------------------------------------------------------------------------------------------------------------------
CHANGE IN NET ASSETS APPLICABLE TO COMMON SHARES FROM OPERATIONS                                                        $ 5,106,257
------------------------------------------------------------------------------------------------------------------------------------
Adjustments to Reconcile the Change in Net Assets Applicable to Common Shares from Operations to Net Cash provided by Operating Activities:
   Decrease in investments at value due to net dispositions and change in depreciation                                    5,866,652
   Increase in interest receivable                                                                                         (643,152)
   Increase in receivable from investments sold                                                                            (693,943)
   Decrease in other assets                                                                                                  60,751
   Decrease in management fees payable                                                                                       (2,707)
   Increase in Taxable Auctioned Preferred share dividends payable                                                           23,447
   Decrease in other liabilities                                                                                            (55,880)
------------------------------------------------------------------------------------------------------------------------------------
   Net cash provided by operating activities                                                                              9,661,425
------------------------------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM FINANCING ACTIVITIES:
Cash distributions paid to Common shareholders                                                                           (9,652,243)
------------------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN CASH                                                                                                          9,182
Cash at the beginning of period                                                                                               5,076
------------------------------------------------------------------------------------------------------------------------------------
CASH AT THE END OF PERIOD                                                                                               $    14,258
====================================================================================================================================


                                 See accompanying notes to financial statements.

Notes to
     FINANCIAL STATEMENTS (Unaudited)

1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES

Nuveen Senior Income Fund (the "Fund") is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's Common shares are listed on the New York Stock Exchange and trade under the ticker symbol "NSL". The Fund was organized as a Massachusetts business trust on August 13, 1999.

The Fund seeks to provide a high level of current income by investing primarily in senior secured loans whose interest rates float or adjust periodically based on a benchmark interest rate index. The Fund seeks to increase the income available for distribution to Common shareholders by utilizing financial leverage.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with accounting principles generally accepted in the United States.

Investment Valuation
The prices of senior loans, bonds and other securities in the Fund's investment portfolio are generally provided by one or more independent pricing services approved by the Fund's Board of Trustees. The pricing services typically value exchange-listed securities at the last sale price on that day; and value senior loans, bonds and other securities traded in the over-the-counter market at the mean of the highest bona fide bid and lowest bona fide ask prices when current quotations are readily available. The pricing services value senior loans, bonds and other securities for which current quotations are not readily available at fair value using a wide range of market data and other information and analysis, including the obligor's credit characteristics considered relevant by such pricing service to determine valuations. The Board of Trustees of the Fund has approved procedures which permit Nuveen Institutional Advisory Corp. (the "Adviser"), a wholly owned subsidiary of Nuveen Investments, Inc. (formerly, The John Nuveen Company), to determine the fair value of securities for which the applicable pricing service or services is not providing a price, using market data and other factors such as the obligor's credit characteristics, and to override the price provided by the independent pricing service in certain limited circumstances. Short-term investments which mature within 60 days are valued at amortized cost, which approximates market value.

The senior loans in which the Fund primarily invests are generally not listed on any exchange and the secondary market for those senior loans is comparatively illiquid relative to markets for other fixed income securities. Because of the comparatively illiquid markets for senior loans, the value of a senior loan, determined as described above, may differ significantly from the value that would have been determined had there been an active market for that senior loan.

Investment Transactions
Investment transactions are recorded on a trade date basis.

Investment Income
Interest income, which includes the amortization of premiums and accretion of discounts, is recorded on an accrual basis. Interest income also includes paydown gains and losses on mortgage and asset-backed securities. Facility fees on senior loans purchased are treated as market discounts. Market premiums and discounts are amortized over the expected life of each respective borrowing. Fees consists primarily of amendment fees. Amendment fees are earned as compensation for evaluating and accepting changes to the original credit agreement.

Income Taxes
The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income to its shareholders. Therefore, no federal income tax provision is required.

Dividends and Distributions to Common Shareholders
The Fund intends to declare and pay monthly income distributions to Common shareholders. Net realized capital gains from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to Common shareholders of net investment income and net realized capital gains, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income and/or distributions in excess of net realized gains from investment transactions, where applicable.

Taxable Auctioned Preferred Shares
The Fund has issued and outstanding 1,840 Series Th $25,000 stated value Taxable Auctioned Preferred shares. The dividend rate paid on the Taxable Auctioned Preferred shares may change every 28 days, as set pursuant to a dutch auction process by the auction agent, and is payable at or near the end of each rate period.

Derivative Financial Instruments
The Fund may invest in certain derivative financial instruments including futures, forward, swap and option contracts, and other financial instruments with similar characteristics. Although the Fund is authorized to invest in such financial instruments, and may do so in the future, it did not make any such investments during the six months ended January 31, 2003.

Repurchase Agreements
In connection with transactions in repurchase agreements, it is the Fund's policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited.

Custodian Fee Credit
The Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on the Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

2. FUND SHARES
During the six months ended January 31, 2003, 2,197 Common shares were issued to shareholders due to reinvestment of distributions.

During the fiscal year ended July 31, 2002, 36,948 Common shares were issued to shareholders due to reinvestment of distributions.

3. INVESTMENT TRANSACTIONS
Purchases and sales of investments (excluding short-term investments) during the six months ended January 31, 2003, aggregated 123,272,535 and 102,660,643, respectively.

Notes to
     FINANCIAL STATEMENTS (Unaudited) (continued)

4. INCOME TAX INFORMATION
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the treatment of paydown gains and losses on mortgage and asset-backed securities and timing differences in recognizing certain gains and losses on security transactions.

At January 31, 2003, the cost of investments owned was $401,270,371.

The net unrealized depreciation of investments at January 31, 2003, aggregated $38,519,515 of which $1,583,752 related to appreciated securities and $40,103,267 related to depreciated securities.

The tax components of undistributed ordinary income and net realized gains at July 31, 2002, the Fund's last fiscal year end, were as follows:

--------------------------------------------------------------------------------
Undistributed ordinary income *                                       $1,558,180
Undistributed net long-term capital gains                                     --
================================================================================

The tax character of distributions paid during the fiscal year ended July 31, 2002, the Fund's last fiscal year end, were designated for purposes of the dividends paid deduction as follows:

--------------------------------------------------------------------------------
Distributions from ordinary income *                                 $22,353,020
Distributions from net long-term capital gains                                --
================================================================================

* Ordinary income consists of taxable income derived from dividends, interest and net short-term capital gains, if any.

At July 31, 2002, the Fund's last fiscal year end, the Fund had an unused capital loss carryforward of $18,283,863 available to be applied against future capital gains, if any. If not applied, the carryforward will expire in the year 2010.

The Fund has elected to defer net realized losses from investments incurred from November 1, 2001 through July 31, 2002 ("post-October losses") in accordance with Federal income tax regulations. The Fund has $6,727,415 of post-October losses that are treated as having arisen in the following fiscal year.

5. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
Under the Fund's investment management agreement with the Adviser, the Fund pays an annual management fee, payable monthly, of .8500 of 1%, which is based upon the average daily managed assets of the Fund. "Managed Assets" means the average daily gross asset value of the Fund, minus the sum of the Fund's accrued and unpaid dividends on any outstanding Taxable Auctioned Preferred shares and accrued liabilities (other than the principal amount of any borrowings incurred, commercial paper or notes issued by the Fund and the liquidation preference of any outstanding Taxable Auctioned Preferred shares).

The Adviser has agreed to waive part of its management fees or reimburse certain expenses of the Fund in an amount equal to .45% of the average daily Managed Assets for the period October 29, 1999 (commencement of operations) through October 31, 2004, .35% of the average daily Managed Assets for the year ended October 31, 2005, .25% of the average daily Managed Assets for the year ended October 31, 2006, .15% of the average daily Managed Assets for the year ended October 31, 2007, .10% of the average daily Managed Assets for the year ended October 31, 2008, and .05% of the average daily Managed Assets for the year ended October 31, 2009. The Adviser has not agreed to reimburse the Fund for any portion of its fees and expenses beyond October 31, 2009.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser has entered into a Sub-Advisory Agreement with Symphony Asset Management ("Symphony"), an indirect wholly owned subsidiary of Nuveen Investments, Inc. (formerly, The John Nuveen Company), under which Symphony manages the investment portfolio of the Fund. Symphony is compensated for its services to the Fund from the management fee paid to the Adviser.

The Fund pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to their officers, all of whom receive remuneration for their services to the Fund from the Adviser or its affiliates.

6. COMMITMENTS
Pursuant to the terms of certain of the variable rate senior loan agreements, the Fund had unfunded loan commitments of approximately $4.9 million as of January 31, 2003. The Fund generally will maintain with its custodian, cash, liquid securities and/or liquid senior loans having an aggregate value at least equal to the amount of unfunded loan commitments.

7. SENIOR LOAN PARTICIPATION COMMITMENTS
The Fund invests primarily in assignments, participations, or acts as a party to the primary lending syndicate of a variable rate senior loan interest to corporations, partnerships, and other entities. If the Fund purchases a participation of a senior loan interest, the Fund would typically enter into a contractual agreement with the lender or other third party selling the participation, but not with the borrower directly. As such, the Fund assumes the credit risk of the Borrower, Selling Participant or other persons interpositioned between the Fund and the Borrower. At January 31, 2003, the Fund held participation commitments with Bear, Stearns &Co. Inc. and Morgan Stanley. At January 31, 2003, the par values of the commitments were $2 million and $1.64 million, respectively, while the market values were $1.4 million and $1.2 million, respectively.

8. BORROWINGS
In accordance with its current investment policies, the Fund may utilize financial leverage for investment purposes in an amount currently anticipated to represent approximately 40% of the Fund's total assets, and in no event exceeding 50% of the Fund's total assets.

On May 23, 2000, the Fund entered into a $150 million commercial paper program with Nuveen Funding, LLC, a Delaware limited liability company whose sole purpose is the issuance of commercial paper. Nuveen Funding, LLC has the authority to issue a maximum of $150 million of commercial paper, at a discount, with maturities of up to 180 days, the proceeds of which are used to make advances to the Fund. This line of credit is secured by the assets of the Fund. For the six months ended January 31, 2003, the average daily balance of borrowings under the commercial paper program agreement was $103 million with an average interest rate of 1.75%.

The Fund has entered into a $155 million revolving credit agreement with Deutsche Bank AG which expires May 2003. Interest on borrowings is charged at a rate of either the Fed Funds rate plus .50%, LIBOR plus .50% or the Prime Rate. An unused commitment fee of .125% is charged on the unused portion of the facility. During the six months ended January 31, 2003, there were no borrowings under the revolving credit agreement and, therefore, there was no outstanding revolving credit balance at January 31, 2003.

Cash paid for interest during the six months ended January 31, 2003, was $944,759.

9. SUBSEQUENT EVENT - DISTRIBUTIONS TO COMMON SHAREHOLDERS
The Fund declared a dividend distribution of $.0430 per Common share from its net investment income which was paid on March 3, 2003, to shareholders of record on February 15, 2003.

               Financial
                      HIGHLIGHTS (Unaudited)

Selected data for a Common share outstanding throughout each period:

                                                   Investment Operations                            Less Distributions
                             ---------------------------------------------------------------  ----------------------------
                                                       Distributions   Distributions
                                                            from Net            from                 Net
                 Beginning                         Net    Investment         Capital          Investment    Capital
                    Common                   Realized/     Income to        Gains to           Income to   Gains to
                     Share          Net     Unrealized     Preferred       Preferred              Common     Common
                 Net Asset   Investment     Investment        Share-          Share-              Share-     Share-
                     Value       Income    Gain (Loss)       holders+        holders+   Total    holders    holders   Total
============================================================================================================================
Year Ended 7/31:
2003(b)              $7.38        $ .30         $ (.12)        $(.01)            $--   $  .17     $ (.28)       $--  $ (.28)
2002                  8.13          .68           (.71)         (.04)             --     (.07)      (.68)        --    (.68)
2001                  9.47         1.09          (1.29)         (.09)             --     (.29)     (1.03)      (.02)  (1.05)
2000(a)               9.55          .75           (.12)         (.02)             --      .61       (.66)        --    (.66)

                                                    Total Returns
                                                   ----------------
                                                              Based
                                                                 on
                                Ending                       Common
                                Common              Based     Share
                                 Share    Ending       on       Net
                   Offering  Net Asset    Market   Market     Asset
                      Costs      Value     Value    Value**   Value**
=====================================================================
Year Ended 7/31:
2003(b)               $  --      $7.27   $7.5100     8.51%     2.39%
2002                     --       7.38    7.2000   (21.16)     (.65)
2001                     --       8.13    9.9600    15.35     (3.30)
2000(a)                (.03)      9.47    9.6250     3.21      6.20

                                              Ratios/Supplemental Data
                   -----------------------------------------------------------------------------
                                    Before Credit/Waiver      After Credit/Waiver***
                                 -------------------------  ------------------------
                                              Ratio of Net              Ratio of Net
                                   Ratio of     Investment    Ratio of    Investment
                        Ending     Expenses      Income to    Expenses     Income to
                           Net   to Average        Average  to Average       Average
                        Assets   Net Assets      Net Asset  Net Assets    Net Assets
                    Applicable   Applicable     Applicable  Applicable    Applicable   Portfolio
                     to Common    to Common      to Common   to Common     to Common    Turnover
                   Shares (000)      Shares++       Shares++    Shares++      Shares++      Rate
================================================================================================
Year Ended 7/31:
2003(b)               $216,370         2.87%*         7.59%*      2.10%*        8.36%*        30%
2002                   219,459         3.12           8.20        2.37          8.95          64
2001                   241,641         4.32          11.74        3.62         12.44          52
2000(a)                280,479         3.81*          9.82*       3.21*        10.42*         40

*    Annualized.

** Total Investment Return on Market Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in stock price per share. Total Return on Common Share Net Asset
     Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in Common net asset value per share. Total returns are not annualized.

*** After custodian fee credit and expense waivers from the investment adviser, where applicable.

+    The amounts shown are based on Common share equivalents.

++   Ratios do not reflect the effect of dividend payments to Taxable Auctioned
     Preferred shareholders; income ratios reflect income earned on assets attributable to Taxable Auctioned Preferred shares. Each Ratio of Expenses to Average Net Assets Applicable to Common Shares and each Ratio of Net
     Investment Income to Average Net Assets Applicable to Common Shares includes the effect of the interest expense paid on bank borrowings as follows:

         Ratio of Interest
                   Expense
                to Average
                Net Assets
             Applicable to
             Common Shares
         -----------------
2003(b)              .85%*
2002                1.09
2001                2.19
2000(a)             2.04*

(a)  For the period October 29, 1999 (commencement of operations) through July
     31, 2000.

(b)  For the six months ended January 31, 2003.

                                 See accompanying notes to financial statements.

                                  18-19 SPREAD

Build Your Wealth
      AUTOMATICALLY

SIDEBAR TEXT: NUVEEN MAKES REINVESTING EASY. A PHONE CALL IS ALL IT TAKES TO SET UP YOUR REINVESTMENT ACCOUNT.


NUVEEN CLOSED-END EXCHANGE-TRADED FUNDS DIVIDEND REINVESTMENT PLAN

Your Nuveen Closed-End Exchange-Traded Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power compounding. It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

EASY AND CONVENIENT

To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

HOW SHARES ARE PURCHASED

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at 95% of the then-current market price or at net asset value, whichever is higher. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

FLEXIBILITY

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Fund
   INFORMATION

BOARD OF TRUSTEES
James E. Bacon
William E. Bennett
Jack B. Evans
William L. Kissick
Thomas E. Leafstrand
Timothy R. Schwertfeger
Sheila W. Wellington

FUND MANAGER
Nuveen Institutional
Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606

FUND SUB-ADVISER
Symphony Asset
Management, LLC
555 California St.
Suite 2975
San Francisco, CA 94104

CUSTODIAN
State Street Bank & Trust
Boston, MA

TRANSFER AGENT AND
SHAREHOLDER SERVICES
State Street Bank & Trust
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

LEGAL COUNSEL
Chapman and Cutler
Chicago, IL

INDEPENDENT AUDITORS
KPMG LLP
Chicago, IL

GLOSSARY OF TERMS USED IN THIS REPORT

Average Annual Total Return: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return (including change in NAV and reinvested dividends) that would have been necessary on an annual basis to equal the investment's actual performance over the time period being considered.

Net Asset Value (NAV): A fund's NAV is calculated by subtracting the liabilities of the fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

----------
The Fund intends to repurchase shares of its own common or preferred stock in the future at such times and in such amounts as is deemed advisable. No shares were repurchased during the six-month period ended January 31, 2003. Any future repurchases will be reported to shareholders in the next annual or semiannual report.

Serving Investors
         FOR GENERATIONS

PHOTO OF: John Nuveen, Sr.

For over a century, generations of Americans have relied on Nuveen Investments to help them grow and keep the money they've earned. Financial advisors, investors and their families have associated Nuveen Investments with quality, expertise and dependability since 1898. That is why financial advisors have entrusted the assets of more than 1.3 million investors to Nuveen.

With the know-how that comes from a century of experience, Nuveen continues to build upon its reputation for quality. Now, financial advisors and investors can count on Nuveen Investments to help them design customized solutions that meet the far-reaching financial goals unique to family wealth strategies - solutions that can translate into legacies.

To find out more about how Nuveen Investments' products and services can help you preserve your financial security, talk with your financial advisor, or call us at (800) 257-8787 for more information, including a prospectus where applicable. Please read that information carefully before you invest.


Logo: NUVEEN Investments


Distributed by NUVEEN INVESTMENTS, LLC

333 West Wacker Drive o Chicago o Illinois 60606

WWW.NUVEEN.COM

ESA-C-0103D